UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

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KYPHON INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following slides were made available during the course of meetings with and presentations to certain investors beginning on July 30, 2007:

1 Kyphon and Medtronic Proposed Acquisition July 30, 2007

Forward-Looking Statements
Forward-Looking Statements
This investor overview contains forward-looking statements within the meaning of the U.S. Private
Securities Litigation Reform Act of 1995.  Forward looking statements include, but are not limited to, those that use words such as “believes,” “anticipates,” “targets,” “intends,” “plans,” “may,” “estimates,”
“predicts,” “future,” “contemplates” and words of similar effect. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking information, and are based on Kyphon’s current expectations, estimates, forecasts and projections.  Factors that could cause actual results to differ materially from
Kyphon’s current expectations include, without limitation, the following: Kyphon’s inability to obtain the shareholder and regulatory approvals required for the proposed transaction, or to do so in a timely manner; Kyphon’s inability to complete all closing conditions required for the proposed transaction;
unexpected costs or liabilities resulting from the proposed transaction; diversion of management’s attention from the operations of the business as a result of preparations for the proposed merger; the risk that announcement of the proposed merger may negatively effect Kyphon’s relationship with its customers, suppliers, and employees; and other factors described in the section entitled “Risk Factors” in
Kyphon’s filings with the U.S. Securities and Exchange Commission (“SEC”) that are available on the
SEC’s website located at http://www.sec.gov, including Item 1A entitled “Risk Factors” in Kyphon’s Form
10-K for the fiscal year ended December 31, 2006, and Part II, Item 1A entitled “Risk Factors” in
Kyphon’s Form 10-Q for the fiscal quarter ended March 31, 2007.  Readers are strongly urged to read the full cautionary statements contained in these materials. Actual outcomes and results may differ materially from what is expressed, expected, anticipated, or implied in any forward-looking statement.
Kyphon disclaims any intent or obligation to update these forward-looking statements beyond the date of this overview.

Important Additional Information
Important Additional Information
Kyphon intends to file with the Securities and Exchange Commission (“SEC”) a proxy statement and other relevant documents in connection with the proposed acquisition. KYPHON’S
STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT
DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION ABOUT KYPHON, MEDTRONIC AND THE PROPOSED TRANSACTION.
Stockholders may obtain free copies of the proxy statement and other relevant documents filed with the SEC (when they become available) at the SEC’s website at www.sec.gov and at
Kyphon’s website at www.kyphon.com.  In addition, stockholders may obtain free copies of the proxy statement (when it becomes available) by writing to 1221 Crossman Avenue, Sunnyvale
CA 94089-2450, Attention: Julie Tracy or by emailing jtracy@kyphon.com.
Kyphon, Medtronic and their respective directors, executive officers, and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger.  You can find information about Kyphon’s directors and executive officers in Kyphon’s Proxy Statement relating to its 2007 Annual Meeting of
Stockholders, as filed with the SEC on April 30, 2007.  You can find information about
Medtronic’s executive officers and directors in its definitive proxy statement filed with the SEC on July 20, 2007.  Additional information regarding the persons who may, under the rules of the
SEC, be deemed participants in the solicitation of proxies in connection with the proposed merger, and a description of their direct and indirect interests in the proposed merger, will be set forth in the proxy statement relating to the proposed acquisition when it is filed with the
SEC.

Transaction Overview
Transaction Overview
Anticipated Close
Consideration
Customary Approvals
In first calendar quarter of 2008, subject to satisfaction or waiver of closing conditions
$71.00 per share in cash
32% over closing price of Kyphon’s common stock on July 26, 2007
(last trading day prior to announcement)
35% over Kyphon’s 30-day avg. trading price of $52.76 per share
45% over Kyphon’s share price one month prior to announcement
Kyphon shareholder approval, clearance by U.S. and certain non-U.S.
antitrust regulators and other customary conditions
$3.9 billion plus $320 million in payments associated with St. Francis
Medical, Inc. acquisition and proposed acquisition of spine-related assets of Disc-O-Tech Medical Technologies, Ltd.
Delivering Significant and Immediate Value to Kyphon Shareholders
Transaction Value
Premium to Kyphon
Share Price

Spine/ortho transaction comps ($ millions)
Date
announced Target company Acquiror Business description
Transaction
value (TV)
TV / LTM
Sales
TV / FTM
Sales
07/27/2007
Kyphon¹
Medtronic Medical technology for spine $4,351 9.8x 7.0x
12/18/2006 Biomet Private equity investors Orthopedic products $10,885 5.3x 4.9x
12/04/2006 St. Francis Kyphon Less invasive spinal implant $725 18.1x 7.6x
08/07/2006 Blackstone Medical Orthofix Spinal implants $333 5.6x NA
03/08/2004 Interpore International Biomet Spinal implants $267 3.8x 3.3x
08/13/2003 Mathys Synthes-Stratec Joint-replacement products $1,104 3.9x NA
06/02/2003 Spinal Concepts Abbott Spinal fixation/implants $170 4.4x 2.7x
05/20/2003 Centerpulse Zimmer Spinal and dental implants $3,393 3.6x 3.3x
11/02/1998 Sofamor Danek Medtronic Spinal and neurosurgery $3,515 9.4x 7.6x
08/14/1998 Howmedica Stryker Orthopedic implants $1,900 2.3x NA
07/21/1998 DePuy Johnson & Johnson Orthopedic implants $3,376 4.3x 3.7x
12/16/1997 Spine-Tech Sulzer Medica Spinal implants $600 13.2x 6.8x
Mean 7.0x 5.2x
Median 4.9x 4.9x
Source: Company filings, press releases
1
Kyphon LTM metrics as of 3/31/07; transaction value based on balance sheet figures as of 3/13/07 and includes the contingent payments related to the acquisitions of St. Francis and Disc-O-Tech as well as the cost associated with early repayment of convertible debt due to the change in control
Selected precedent transactions
Selected precedent transactions

Announced deals with US target, 2004 — Q12007, % average premium to announcement
29%
37%
38%
25%
30% 30%
All M&A Technology and Healthcare M&A Medical Technology M&A
Mean Median
One-month premium¹
Source: Public filings, equity research
1
Premium offered to target's shareholders based on target's closing share price one month before announcement
Precedent premiums
Selected transactions¹
Premium paid
Target name 1-day 30-day
Kyphon 32.3% 45.4%
Cytyc 32.6% 32.4%
Biomet 4.8% 26.7%
Conor Medsystems 23.8% 38.0%
Laserscope 44.8% 43.6%
Advanced Neuromodulation Systems 30.4% 19.9%
Alaris Medical Systems 18.4% 20.7%
TheraSense 33.0% 47.8%
Sofamor Danek 13.2% 35.3%
Mean 25.9% 34.4%
Median 30.4% 35.3%
High 44.8% 47.8%
Low 4.8% 19.9%
Medtronic’s acquisition of Kyphon represents a 32% premium over
Kyphon’s closing share price as of July 26, 2007 and a 45% premium over
Kyphon’s closing share of $48.83 one month before announcement
Precedent premiums
Precedent premiums

Kyphon at a Glance
Kyphon at a Glance
Medical device company focused on minimally invasive spine market
Pioneered balloon kyphoplasty - a novel procedure for repairing vertebral compression fractures
Three product platforms serve estimated $6 billion potential market
– Spinal Fracture Repair & Management (~$3 billion)
– Spinal Motion Preservation (~$2 billion)
– Disc Disease Diagnosis and Therapies (~$1+ billion)
Products sold in 45 countries
– Headquarters in Sunnyvale, CA
– 1,200 employees worldwide
Two recent transactions
– Acquired St. Francis Medical Technologies, Inc. in January 2007
– Proposed acquisition of spine-related assets of Disc-O-Tech Medical
Technologies, Ltd. in December 2006

MEDTRONIC
ALLEVIATING PAIN · RESTORING
LIFE
Contributing to
human welfare by the
application of biomedical
engineering to alleviate pain,
restore health, and extend life
Medtronic

Medtronic at a Glance
Medtronic at a Glance
Medtronic is the global leader in medical technology - alleviating pain, restoring health, and extending life for millions of people around the world
Founded in 1949, the company’s FY07 revenues were $12.3 billion
Seven sectors serve estimated $80 billion potential market
– Cardiac Rhythm Disease Management
– Spinal and Navigation
– Vascular
– Neuromodulation
– Diabetes
– Ear, Nose & Throat
– Physio-control
Products sold in 120 countries
– Medtronic World Headquarters is located in Minneapolis, MN
Regional Headquarters include Switzerland and Japan
– The company employs 37,000 people worldwide
Every five seconds, somewhere in the world, a person’s life is saved or improved by a Medtronic product or therapy

Creating a Global Leader in the Minimally
Invasive Spine Market
Creating a Global Leader in the Minimally
Invasive Spine Market
Allows more patients of all ages to receive benefits of modern, minimally invasive spinal treatments earlier in care
Combines two world-class sales organizations to better serve our patients and clinicians
Extends product offerings into some of fastest growing product segments
Enables us to provide physicians with broader range of therapies for use at all stages of care continuum
Leverages both organizations’ expertise in developing and marketing innovative products
Combination meaningfully increases ability to ensure we meet needs of clinician customers around the world and patients they serve

Roadmap To Completion
Roadmap To Completion
Event Expected Timeline
Execute definitive agreement
Kyphon shareholder vote
Receive all regulatory clearances
Close transaction
Completed
3-5 months
First calendar quarter of 2008
Targeted in first calendar quarter
of 2008

Conclusion
Conclusion
Offers outstanding premium and immediate return on investment for shareholders
Provides Kyphon with a stronger platform for growth
Leverages combined organization’s world-class sales forces and expertise in developing and marketing innovative products
Anticipated to close in first calendar quarter of 2008, subject to receipt of shareholder approval and regulatory clearances and satisfaction or waiver of other customary conditions